UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2007

Warwick Valley Telephone Company
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-11174	14-1160510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

47 Main Street, Warwick , New York		10990
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	845-986-8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)On January 29, 2007 Warwick Valley Telephone Company (the "Company") issued a press release announcing that on January 25, 2007 the Company entered into an employment agreement with Kenneth H. Volz, age 57, as Interim Vice President, CFO and Treasurer. Mr. Volz has been a principal of the Telecom Expert Group since 2002. From 2000 to 2001, Mr. Volz was a consultant to SBC Communications. Prior to 2000, Mr. Volz was employed at Ameritech in a number of positions, most notably as Vice President of Marketing and Business Development at Ameritech Information Industry Services, Vice President of Business Development at Ameritech Development, and Vice President of Strategic Investments at Ameritech International. Mr. Volz has over 30 years experience in finance, business development, planning and marketing in U.S. and international communications markets. He has served as Treasurer and board member of MagyarCom, the Ameritech and Deutsche Telecom holding company formed as a result of the acquisition of Matav (now Magyar Telekom). In addition to being a CPA, Mr. Volz holds an MBA from the Kellogg School of Management and a B.S.I.E from the University of Illinois.

Mr. Volz’s will be employed until April 27, 2007, after which time either Mr. Volz or the Company, upon two weeks delivery of written notice to the other party, may terminate his employment. He will receive a salary of $6,000.00 per week. The Company will reimburse Mr. Volz for reasonable travel and incidental expenses such as lodging and meals, use of a company car for business purposes, and weekly airfare to and from his home. Mr. Volz will not be eligible for employee benefits, fringe benefits or other perquisites generally made available to Company employees. Mr. Volz will also enter into an agreement with the Company indemnifying Mr. Volz with respect to certain legal costs and expenses pursuant to the Company’s By-Laws and the New York Business Corporation Law. The indemnification agreement will be in the form previously utilized by the Company with other officers and directors.

A copy of the press release containing such announcement is found in Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release entitled "WVT Announces Interim CFO," dated January 29, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warwick Valley Telephone Company

January 29, 2007	By:	/s/Thomas H. Gray

Name: Thomas H. Gray
Title: Interim President & Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled "WVT Announces Interim CFO" dated January 29, 2007